Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 5

Dated as of June 16, 2016

to

LOAN AND SECURITY AGREEMENT

Dated as of December 12, 2008

THIS AMENDMENT NO. 5 (this “Amendment”) dated as of June 16, 2016 is entered into by and among TAXI MEDALLION LOAN TRUST III, a Delaware statutory trust (the “Borrower”), MEDALLION FUNDING LLC (successor by merger to Medallion Funding Corp.), a New York limited liability company (the “Transferor”), MEDALLION FINANCIAL CORP., a Delaware corporation (“Parent”), MEDALLION CAPITAL, INC., a Minnesota corporation (“Medallion Capital”), FRESHSTART VENTURE CAPITAL CORP., a New York corporation (“Freshstart” and, together with the Borrower, the Transferor, Parent and Medallion Capital, the “MF/Borrower Related Parties”), AUTOBAHN FUNDING COMPANY LLC, a Delaware limited liability company (the “Conduit Lender”), and DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, as agent (in such capacity, the “Agent”) and as committed lender (in such capacity, the “Committed Lender”).

PRELIMINARY STATEMENTS

A. Reference is made to the Loan and Security Agreement dated as of December 12, 2008 among the Borrower, the Committed Lender, the Conduit Lender and the Agent (as amended by Amendment No. 1 thereto dated as of August 5, 2009, Amendment No. 2 dated as of April 29, 2010, Omnibus Amendment, dated as of December 12, 2013, Amendment No. 4 dated as of December 28, 2015 and as further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

B. The parties hereto have agreed to amend the Loan Agreement on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments.

1.1 The definition of “Applicable Advance Rate Percentage” set forth in Section 1.01 of the Loan Agreement (which, for the avoidance of doubt, was added to Schedule 1.01 to the Loan Agreement pursuant to Amendment No. 4 to Loan and Security Agreement dated as of December 28, 2015) is hereby amended and restated in its entirety to read as follows:

“Applicable Advance Rate Percentage” means:

(I) in the case of (a) any Medallion Loan transferred to the Borrower before January 1, 2016 and (b) any other Medallion Loan that is either (x) modified or refinanced after May 31, 2016 pursuant to a modification or refinancing as permitted by the Loan Documents or otherwise approved by the Agent or (y) transferred to the Borrower after May 31, 2016:

(a) with respect to each Medallion Loan that is a Category I Medallion Loan, the “Advance Rate” set forth in the chart below opposite the applicable Class of such Eligible Medallion Loan as of the date of determination:

Class of Category I Medallion Loans	Advance Rate
Class A Medallion Loans	95%
Class B Medallion Loans	90%
Class C Medallion Loans	85%
Class D Medallion Loans	60%

(b) with respect to each Medallion Loan that is a Category II Medallion Loan, the “Advance Rate” set forth in the chart below opposite the applicable Class of such Eligible Medallion Loan:

Class of Category II Medallion Loans	Advance Rate
Class A Medallion Loans	90%
Class B Medallion Loans	80%
Class C Medallion Loans	75%
Class D Medallion Loans	55%

(c) with respect to each Medallion Loan that is a Category III Medallion Loan, the “Advance Rate” set forth in the chart below opposite the applicable Class of such Eligible Medallion Loan:

Class of Category III Medallion Loans	Advance Rate
Class A Medallion Loans	85%
Class B Medallion Loans	70%
Class C Medallion Loans	65%
Class D Medallion Loans	50%

; or

(II) in the case of any Medallion Loan that was (a) transferred to the Borrower on or after January 1, 2016 but before June 1, 2016 and (b) has not been modified or refinanced after May 31, 2016 pursuant to a modification or refinancing as permitted by the Loan Documents or otherwise approved by the Agent:

(a) with respect to each Medallion Loan that is a Category I Medallion Loan, the “Advance Rate” set forth in the chart below opposite the applicable Class of such Eligible Medallion Loan as of the date of determination:

Class of Category I Medallion Loans	Advance Rate
Class A Medallion Loans	85%
Class B Medallion Loans	80%
Class C Medallion Loans	75%
Class D Medallion Loans	50%

(b) with respect to each Medallion Loan that is a Category II Medallion Loan, the “Advance Rate” set forth in the chart below opposite the applicable Class of such Eligible Medallion Loan:

Class of Category II Medallion Loans	Advance Rate
Class A Medallion Loans	80%
Class B Medallion Loans	70%
Class C Medallion Loans	65%
Class D Medallion Loans	45%

(c) with respect to each Medallion Loan that is a Category III Medallion Loan, the “Advance Rate” set forth in the chart below opposite the applicable Class of such Eligible Medallion Loan:

Class of Category III Medallion Loans	Advance Rate
Class A Medallion Loans	75%
Class B Medallion Loans	60%
Class C Medallion Loans	55%
Class D Medallion Loans	40%

1.2 The definition of “Revolving Period Termination Date” set forth in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Revolving Period Termination Date” means May 31, 2016.

1.3 Section 6.02(f) of the Loan Agreement is hereby amended to delete the percentage “6.0%” appearing therein and insert the percentage “12.0%” therefor.

1.4 Schedule I to the Loan Agreement is hereby amended by deleting (i) the reference to “Applicable Advance Rate Percentage” appearing the in the header of such schedule in its entirety and (ii) the definition of “Applicable Advance Rate Percentage” set forth in Part B of such schedule in its entirety.

SECTION 2. Release. Each of the MF/Borrower Related Parties hereby acknowledges and confirms on its own behalf and on behalf of its officers and directors, and its respective predecessors, successors, assigns, agents and other legal representatives, and any Person claiming by or through any of them (collectively, the “Releasors”), that (i) it does not have any grounds, and hereby agrees not to challenge (or to allege or to pursue any matter, cause or claim arising under or with respect to), in any case based upon acts or omissions of any Lender, Agent or any other Indemnified Party occurring prior to the date hereof or facts otherwise known to it as of the date hereof, the effectiveness, genuineness, validity, collectability or enforceability of the Loan Documents and (ii) it does not possess, and hereby unconditionally and forever waives, remises, releases, discharges and holds harmless each Lender, Agent and any other Indemnified Party, and each of their respective affiliates, stockholders, directors, officers, employees, attorneys, agents, representatives, heirs, executors, administrators, successors and assigns, each Person acting or purporting to act for them or on their behalf, and the successors and assigns of any such Persons (collectively, the “Designated Parties”), from and against, and agrees not to allege or pursue, any action, cause of action, suit, debt, liability, loss, expense, claim, counterclaim, cross-claim, demand, defense, offset, opposition, demand and other right of action whatsoever, whether now known or unknown, past or present, asserted or unasserted, contingent or liquidated, whether in law, equity or otherwise, which any of the Releasors ever had, now have, may have, or claim to have against any of the Designated Parties, by reason of any matter, cause or thing whatsoever, with respect to events or omissions occurring or arising on or prior to the date hereof and relating to the Loan Documents, any transaction relating thereto, or any actions or omissions in connection therewith (collectively, the “Claims”). The foregoing release shall be construed in the broadest sense possible.

The MF/Borrower Related Parties warrant and represent that they are the sole and lawful owners of all right, title, and interest in and to every Claim being released hereby and they have not assigned, pledged, hypothecated, or otherwise divested or encumbered all or any part of any Claim being released hereby. The MF/Borrower Related Parties hereby agree to indemnify, defend, and hold harmless any and all of the Releasees from and against any Claims asserted against any Releasee based on, or arising in connection with, any such prior assignment or transfer, whether actual or purported. The MF/Borrower Related Parties hereby absolutely, unconditionally, and irrevocably agree never to commence, prosecute, cause to be commenced or prosecuted, voluntarily aid in any way, or foment any suit, action, or other proceeding (at law, in equity, in any regulatory proceeding, or otherwise) or otherwise seek any recovery against any of the Releasees based on any of the Claims being released hereby. The MF/Borrower Related Parties hereby specifically warrant, represent, acknowledge, and agree that: (a) none of the provisions of this general release shall be construed as or constitute an admission of any liability on the part of any Releasee; and (b) the provisions of this general release shall constitute an absolute bar to any Claim of any kind, whether any such Claim is based on contract, tort, warranty, mistake, or any other theory, whether legal, statutory, or equitable.

SECTION 3. Condition Precedent. This Amendment shall become effective as of the date on which the Agent has received a copy of this Amendment duly executed by the Borrower, the Conduit Lender, the Committed Lender, the Transferor, Parent, Medallion Capital, Freshstart and the Agent and shall be deemed effective by the parties hereto as of May 31, 2016 (the “Effective Date”).

SECTION 4. Reference to and Effect on the Loan Agreement.

4.1 Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference to the Loan Agreement in any other document, instrument and agreement executed and/or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby

4.2 Except as specifically provided herein, the Loan Agreement, the other Loan Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent, the Conduit or the Committed Lender under the Loan Agreement, the other Loan Documents or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

SECTION 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective signatories thereunto duly authorized as of the date first written above.

TAXI MEDALLION LOAN TRUST III, as Borrower

By	/s/ Andrew M. Murstein
Name:	Andrew M. Murstein
Title:	President

Signature Page to

Amendment No. 5 to Loan and Security Agreement

MEDALLION FINANCIAL CORP.

By	/s/ Andrew M. Murstein
Name:	Andrew M. Murstein
Title:	President

MEDALLION CAPITAL, INC.

By	/s/ Dean Pickerell
Name:	Dean Pickerell
Title:	Acting President

FRESHSTART VENTURE CAPITAL CORP.

By	/s/ Larry D. Hall
Name:	Larry D. Hall
Title:	Treasurer

Signature Page to

Amendment No. 5 to Loan and Security Agreement

DZ BANK AG DEUTSCHE
ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, as Agent and as the Committed Lender

By	/s/ Jayan Krishnan
Name:	Jayan Krishnan
Title:	Director

By	/s/ Franziska Hummel
Name:	Franziska Hummel
Title:	Vice President

AUTOBAHN FUNDING COMPANY LLC, as the Conduit Lender

By:	DZ BANK AG DEUTSCHE
ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, its Attorney-in-Fact

By	/s/ Jayan Krishnan
Name:	Jayan Krishnan
Title:	Director

By	/s/ Franziska Hummel
Name:	Franziska Hummel
Title:	Vice President

Signature Page to

Amendment No. 5 to Loan and Security Agreement

The undersigned hereby (i) acknowledges and agrees to the foregoing Amendment, (ii) reaffirms all of its obligations under the Limited Recourse Guaranty and the other Loan Documents to which it is a party and (iii) acknowledges and agrees that the Limited Recourse Guaranty and such other Loan Documents remain in full force and effect.

MEDALLION FUNDING LLC

By	/s/ Larry D. Hall
Name:	Larry D. Hall
Title:	Treasurer

Signature Page to

Amendment No. 5 to Loan and Security Agreement